UNITED REALTY
CAPITAL

April 9, 2014

Clay D. Brittain, III, Esq.
Thomas & Brittan, P.A.
1314 Professional Drive
Myrtle Beach, South Carolina 29577

Re: Revised and Amended Purchase Agreement (the "Purchase Agreement") dated 11/22/13 by and between 82nd-17, LLC as Seller and United Realty Capital, LLC as Buyer.

Dear Clay:

This letter shall act as an amendment to the Purchase Agreement (the "Letter Amendment"). Capitalized terms used herein and not otherwise defined shall have such meaning as set forth in the Purchase Agreement. To the extent that there is any conflict between the terms of this Letter Amendment and the terms of the Purchase Agreement, the terms of this Letter Amendment shall control.

1. The Closing Date shall be May 9, 2014.

2. Buyer shall have a right to extend the Closing Date to May 21, 2014 by making an additional Extension Deposit in the amount of $10,000 (the "Additional Extension Deposit") with the Escrow Agent on or prior to May 9, 2014. The Additional Extension Deposit shall be non-refundable to Buyer (except as otherwise provided in the Purchase Agreement) and shall applied to the Purchase Price at Closing.

3. The Escrow Agent shall be Thomas & Brittan, P.A. The parties shall promptly direct the former escrow agent to deliver the Earnest Money Deposit and Extension Deposit currently held by Riverside Abstract to Thomas & Brittain, P.A.

4. Buyer shall have the right to assign the Purchase Agreement prior to Closing to any entity upon written notice to Seller and Escrow Agent.

5. Other than as expressly amended herein, all other terms of the Purchase Agreement shall remain in full force and effect.

6. This Letter Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

UNITED REALTY
CAPITAL

This Amendment to the Purchase Agreement is effective as of April 9, 2014.

BUYER:

United Realty Capital, LLC

By: Barry Funt
President

SELLER:

82nd-17, LLC
a South Carolina limited liability company
BY: MEDICAL INVESTORS, LLC

Name: Benjamin M. Duffey, M.D.
Title: Manager

82nd-17, LLC
BY: CGA-82nd, LLC

Name: Neil W. Trask, III, M.D.
Title: Managing Member

ESCROW AGENT:
Thomas and Brittan, P.A.

Name: Clay Brittan, III, Esq.
Title: Partner